I-VIMGV SUM SUP-1 121616

Summary Prospectus Supplement dated December 16, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Managed Volatility Fund

The following information replaces in its entirety the information appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund
Thomas Bastian	Portfolio Manager (lead)	2014
Chuck Burge	Portfolio Manager	2014
Brian Jurkash	Portfolio Manager	2015
Sergio Marcheli	Portfolio Manager	2014
Duy Nguyen	Portfolio Manager	2014
James Roeder	Portfolio Manager	2014
Matthew Titus	Portfolio Manager	2016

Effective on or about June 1, 2017, James Roeder will no longer serve as Portfolio Manager to the Fund.”

I-VIMGV SUM SUP-1 121616